venaxis™

Canaccord Genuity 2014 Medical Technologies & Diagnostics Forum
November 20, 2014


APPY 1
by Venaxis

venaxis™

Nasdaq: ***APPY***

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis, Inc. ("Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to obtain FDA clearance, maintain CE mark, cost effectively manufacture and generate revenues from our product at a profitable price point, execute agreements required to successfully advance the company's objectives, successfully complete product development of our next generation products, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in Venaxis' recent filings with the SEC, including its Form 10-K for the period ended December 31, 2013.

Venaxis is a registered trademark and *APPY*1 and *APPY*Analytics are trademarks of Venaxis, Inc.

venaxis

Investment Highlights

- The *APPY*1 Test* is the first multi-marker blood test to aid in the diagnosis of acute appendicitis
- Successful clinical trial results submitted to FDA
- Submission supplement to FDA expected in early December
- "Razor-Razor Blade" revenue model
- Next-gen system in development


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venaxis

*The *APPY*1 Test is under FDA review and is currently not available for sale in the U.S.

Pathophysiology of Appendicitis



Clinical Conundrum


Early Stage Inflamation
Late Stage Inflamation
Perforated Appendix



venaxis™

Current Clinical Pathway Highly Imaging Intensive



Patient presents at Emergency Department
Preliminary clinical assessment
High risk for AA
Surgery
Target population
Low / Moderate risk for AA
CBC (and other labs)
Ultrasound
CT Scan
Observation
Minimal risk for AA
Observation
Discharged

venaxis

Significant Problems with Imaging

CT Scan

- **Radiation**
  Risk of malignancy later in life (greater risk for children)[1,2,3]
- **Inefficiency**
  Prolonged emergency department (ED) stays/treatment delays[4]
  Contributes to ED crowding, which contributes to medical errors[5]

Ultrasound

- **Inconsistency**
  48% visualization rate[6] (meta-analysis, 10 pediatric academic tertiary care centers)
- **Poor Sensitivity**
  Range: 35-86%[6]
- **Availability**
  Only 46% of community hospital physicians (64% academic / children's) report having access to 24/7 ultrasound[9]

venaxis

A Single CT Scan Increases Cancer Risk Significantly

Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]



500
400
300
200
100
0
Risk of Death from Cancer
Lung cancer
Colon cancer
0
20
40
60
80

Age at Exposure (yr)

According to a recent JAMA paper

"…approximately 4,870 future cancers could be induced by pediatric CT scans each year"[2]

"For girls, a radiation induced solid cancer is projected to result from every 300-390 abdomen/pelvis scans…., depending on age"[2]

venaxis™

Significant Need for an Objective, Actionable Blood Test

Estimated 22 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]

- *Objective Data*
- *High Negative Predictive Value*
- *Rapid Results Turnaround*

APPY 1



venaxis

*APPY*1-Designed to Aid in Rule out of Appendicitis

Multi-marker blood test: MRP8/14, CRP, WBC

Immunoassay quantitatively measures MRP 8/14 and CRP

*APPY*1 Test result using proprietary algorithm

Hospital lab WBC value entered into instrument


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APPY1
Test

venaxis

Benefits of a Multi-Marker Approach


Neutrophil Activation
Cell
Recruitment
Neutrophil
Proliferation
Appendix
Heterodimer
Leukocytosis
Cytokine
Signaling
Bone Marrow
Appendix
White Blood Cells
Acute Phase Response
Cytokine
Signaling
Liver
Appendix
Acute Phase
Proteins
MRP 8/14
WBC
C-Reactive Protein

Three biomarkers combined using a **proprietary patient assessment algorithm** to generate the **qualitative *APPY*1 Test result**.


APPY Reader
venaxis

APPY1

venaxis

Clinical Study Results Exceed Expectations

	Pilot Study (CP-11)	Clinical Trial Results (CP-12)
Subjects	503	1887
NPV Probability that a patient with a negative test result does not have appendicitis	97% (92.9-98.7)	97% (95.5-98.3)
Sensitivity	96.5% (92.1 – 98.5)	96.9% (94.9 – 98.1)
Specificity	43.2% (38.2 – 48.3)	37.8% (35.3 – 40.4)
Prevalence	29% (24.9-32.7)	25% (23.4-27.3)

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Clinical Pathway with the Adjunctive *APPY1* Test



Patient presents at Emergency Department
Preliminary clinical assessment
High risk for AA
Surgery
Low / Moderate risk for AA
Target population
APPY1 Test
Non-Informative for Appendicitis
Current hospital protocols
Negative, Low Probability for Appendicitis
*Consider conservative management
Minimal risk for AA
Observation
Discharged

*In conjunction with other clinical signs and symptoms.

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Clinical Utility – Reduce Imaging/Time in the ER

Clinical Trial Results


Analysis Data Set
N = 1,887
Home = No Surgery/Imaging
n = 246 (13%)
Imaging
n = 1,587 (84%)
Surgery
n = 54 (3%)
Appendicitis
n = 2 (<1%)
No Appendicitis
n = 244 (99%)
n = 1386
n = 201
Appendicitis
n = 52
No Appendicitis
n = 2
Ultrasound n = 1386 (87% of Imaged)
US to CT n = 371
AA+ n = 83
AA– n = 288
CT Scan n = 572 (30% of Total)
Home
AA+ n = 2
AA– n = 717
Surgery
AA+ n = 272
AA– n = 15
Antibiotics
AA+ n = 9
AA– n = 0
Home
AA+ n = 1
AA– n = 421
Surgery
AA+ n = 135
AA– n = 10
Antibiotics
AA+ n = 5
AA– n = 0
431 of the patients who underwent
CT did not have appendicitis
32% were negative by APPY1 Test

venaxis

AA+ = Acute Appendicitis   AA– = No Acute Appendicitis

APPY1 Regulatory Update/Timeline

2014

January

- Completion of patient enrollment

March

- Filing of a 510(k) premarket submission and request for concurrent de novo determination

June

- FDA responds to submission with request for additional information

Expected early December

- Submission supplement

Ongoing productive calls with the FDA throughout the submission process

venaxis

Large Market Potential for *APPY1* Test

U.S.[1]

10.4 million ER visits for abdominal pain

7.5 million blood tests (CBC) for abdominal pain

1 million blood tests age 2 – 20

Europe[2]

11.8 million ER visits for abdominal pain

8.6 million blood tests (CBC) for abdominal pain

2 million blood tests age 2 – 20

Total Addressable Market


APPY1

APPY1 Test

initial target market

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Go to Market Strategy



U.S.

- Under FDA Review
- Direct Sales Approach
  - 2 senior sales execs hired
  - 8 direct reps to be hired in advance of FDA clearance



EU

- CE Marked
- Hybrid Direct Sales and Distribution
  - 2 senior sales execs hired
  - Country specific distributors

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Market Development Progress



U.S.

- Over 100 accounts in “pipeline” for evaluations post FDA clearance
  - Academic and community hospitals
- Continued ED clinicians high interest in the *APPY*1 Test
  - Dr. Huckins presentation at ACEP generated significant interest – over 180 ED physicians engaged with Venaxis team at booth
- On track to build out commercial team in advance of FDA clearance



EU

- Advanced market development in Spain
  - 12 accounts evaluating product
  - Distributor (Rubio) has invested over $200K in market development
  - First customer sales reported by Rubio
- Evaluations starting in UK, Germany, Benelux
  - Impact of two direct hires
  - Following Rubio “roadmap”

venaxis™

*APPY*Analytics™: Potential Impact on Imaging

- Using data collected at the hospital, the impact of the *APPY*1 Test is assessed using sophisticated analytics
- Assesses up to 9 clinical and economic outcomes

*APPY*Analytics™
Results


Imaging:
Impact on Annual Number of Procedures
Number of Procedures
1000
900
800
700
600
500
400
300
200
100
0
123
818
67
545
Current Practice
APPY1 Practice
CT Scans
Ultrasound

56 fewer CT scans
46% reduction
273 fewer Ultrasounds
33% reduction

450-bed community hospital

Total number of images annually

ANNUAL	Current Practice	*APPY*1 Practice	Potential Reduction	% Reduction
CT Scans*	123	67	**56**	**46%**
Ultrasound	818	545	**273**	**33%**

*Number of prevented future deaths from CT radiation 0.03
*Number of life days gained from each CT avoided 2.1

[Ref 4: Miglioretti et al., JAMA 2013]

venaxis

Potential *APPY1* Impact on Length of Stay

*APPY*Analytics™
Results



Time Spent in the ED:
Impact on Annual Number of Hours Spent in the ED
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Hours
4569
3792
Current Practice
APPY1 Practice

777 Hours Saved
17% reduction

450-bed community hospital

Total number of hours spent in the ED annually

ANNUAL	Current Practice	APPY1 Practice	Potential Reduction	% Reduction
Number of annual hours spent in the ED	4569	3792	777	17%
Mean number of hours spent in the ED per patient	5.0	4.2	0.9	17%

Calculates change based on current and use of modified practice using the *APPY1* Test

venaxis™

Illustrative Revenue Opportunity
Initial Target Market*

(In thousands except for ASP)	Assumed % Penetration - Pediatrics (age 2-20)			
	5%	10%	20%	30%
United States ($75 - $85 USD ASP)[1]				
Potential *APPY*1 Tests	50	100	200	300
U.S. Revenues	$3,750 - $4,250	$7,500-$8,500	$15,000 - $17,000	$22,500 - $25,500
Europe ($60 - $70 USD ASP)[1,2]				
Potential *APPY*1 Tests	100	200	400	600
OUS Revenues	$6,000-$7,000	$12,000-$14,000	$24,000-$28,000	$36,000-$42,000
Total Potential Revenue	**$9,750 - $11,250**	**$19,500 - $22,500**	**$39,000 - $45,000**	**$58,500 - $67,500**

Note: APPY1 is initially expected for use in pediatric patients (age 2-20). TAM is based upon total potential population. The *APPY1* Test is currently in review at the FDA and is currently not available for sale in the U.S.

[1]ASP based on preliminary estimated revenues for our *APPY*1 products. Actual pricing has not yet been established.

[2]Represents estimated Venaxis sales price to distributors.

venaxis

***For illustrative purposes only and does not constitute a financial forecast or projection of future company performance**

Next Generation Product Development Underway

Clinical Samples → Biomarker Discovery → Assay Development → Algorithm Development → Clinical Trial → Regulatory Approvals

- Goals
  - Elevated specificity- more potential “rule outs”
  - Pediatric AND adult indication- larger market
  - Finger stick/whole blood- improved ease of use
- Strategy
  - Leverage over 2500 well characterized samples
  - Development partner – Somalogic, Inc.
    - Over 1100 proteins screened- high potential of new, useful biomarkers
- Status
  - Initial results very promising
  - Further validation work ongoing

venaxis™

Financial Information

Highlights (in millions)	As of 9/30/14
Cash Equivalents & Short Term Investments	$26.7
Total Assets	$31.1
Total Liabilities	$5.1
Working Capital	$25.5
Shares Outstanding	31
Current Market Cap	$42

venaxis™

Source: APPY Form 10-Q for the period ending 9/30/14.

Experienced Management Team

Steve Lundy President & CEO	25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion
Don Hurd Senior Vice President & Chief Commercial Officer	30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up
Jeff McGonegal, CPA Chief Financial Officer	Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A
Glen Paul Freiberg, RAC Regulatory Affairs	Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience
Lyndal Hesterberg, Ph.D. R&D & Product Development	30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests

Board Members with Diagnostic Experience

Daryl J. Faulkner – Former CEO Digene (acquired by QIAGEN), Invitrogen (merged w/ Life Tech Corp.), Abbott Labs, Director GenMark

John Landon – Former Director of Digene, Chair of Cholestech (acquired by Alere), and VP & General Manager, DuPont Medical Products

Susan Evans – Former VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

Stephen Williams – Chief Medical Officer of SomaLogic, ex-Pfizer executive

venaxis

Investment Highlights

- The *APPY*1 Test* is the first multi-marker blood test to aid in the diagnosis of acute appendicitis
- Successful clinical trial results submitted to FDA
- Submission supplement to FDA expected in early December
- “Razor-Razor Blade” revenue model
- Next-gen system in development


venaxis

*The *APPY*1 Test is under FDA review and is currently not available for sale in the U.S.

References

Slide 4

""Neutrophiler Aktion" by Uwe Thormann is licensed under Creative Commons Attribution-Share Alike 3.0 Unported

Slide 6

[1]Brennan GDM. Pediatric appendicitis: pathophysiology and appropriate use of diagnostic imaging. Can J Emerg Med 2006;8(6):425-32.
[2]Berrington de González A, Mahesh M, Kim K-P, et al. Projected cancer risks from computed tomographic scans performed in the United States in 2007. Arch Intern Med. 2009;169:2071-2077.
[3]Brenner, et al. Estimated Risks of Radiation- Induced Fatal Cancer from Pediatric CT. AJR 2001;176:289–296.
[4]Davis, et al. Factors affecting ED length-of-stay in surgical critical care patients.. Am J Emerg Med. 1995 Sep;13(5):495-500.
[5]Epstein, et al. Emergency department crowding and risk of preventable medical errors. Intern Emerg Med. 2012 Apr;7(2):173-80.
[6]Mittal, et al. Performance of Ultrasound in the Diagnosis of Appendicitis in Children in a Multicenter Cohort. Acad Emerg Med. 2013 July;20(7):697-702.
[7]Howell, et al. Clinical Policy: Critical Issues in the Evaluation and Management of Emergency Department Patients With Suspected Appendicitis. Ann Emerg Med. 2010;55:71-116.
[8]Brown, et al. An Epidemiologic Study of Closed Emergency Department Malpractice Claims in a National Database of Physician Malpractice Insurers. Acad Emerg Med. 2010; 17:553–560.
[9]Venaxis Physician Survey, American College of Emergency Physicians Meeting, October 2013.

Slide 7

[1]Brenner et al. New England Journal of Medicine. 2007; 357:2277-84. [2]Miglioretti et al. JAMA Pediatr. 2013;167(8):700-707

Slides 8 & 15

[1]Extracted From CDC data NHAMCS 2010 by Venaxis. [2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

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